UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08167

Exact name of registrant as specified in charter:	Dryden Small-Cap Core Equity Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	10/31/2005

Date of reporting period:	10/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden Small-Cap Core Equity Fund, Inc.

OCTOBER 31, 2005	ANNUAL REPORT

FUND TYPE

Small-capitalization stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

December 15, 2005

Dear Shareholder:

We hope you find the annual report for the Dryden Small-Cap Core Equity Fund, Inc. informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Small-Cap Core Equity Fund, Inc.

Dryden Small-Cap Core Equity Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Small-Cap Core Equity Fund, Inc. (the Fund) is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 10/31/05
	One Year	Five Years	Since Inception[2]
Class A	15.60%	68.44%	70.87%
Class B	14.78	62.13	60.90
Class C	14.78	62.13	60.90
Class Z	15.89	70.55	74.27
S&P SmallCap 600 Index[3]	15.27	61.88	102.08
Lipper Small-Cap Core Funds Avg.[4]	13.22	54.02	86.43

Average Annual Total Returns[1] as of 9/30/05
	One Year	Five Years	Since Inception[2]
Class A	13.47%	10.31%	6.59%
Class B	14.24	10.59	6.55
Class B—Return After Taxes on Distribution	14.24	10.59	6.47
Class B—Return After Taxes on Distribution and Sale of Fund Shares	9.25	9.24	5.67
Class C	18.24	10.72	6.55
Class Z	20.44	11.83	7.62
S&P SmallCap 600 Index[3]	21.22	10.95	9.73
Lipper Small-Cap Core Funds Avg.[4]	18.86	8.44	8.12

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

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1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Except where noted, the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/10/97. The Since Inception returns for the S&P SmallCap 600 Index and the Lipper Small-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

3The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It gives a broad look at how small-cap stock prices in the United States have performed.

4The Lipper Average represents returns based on an average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

Investors cannot invest directly in an index. The returns for the S&P SmallCap 600 Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/05
Cimarex Energy Co., Energy Equipment Services	1.0%
Standard Pacific Corp., Household Durables	1.0
Unit Corp., Oil, Gas & Consumable Fuel	1.0
Cal Dive International, Inc., Energy Equipment Services	1.0
Landstar System, Inc., Transportation Infrastructure	1.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/05
Oil, Gas & Consumable Fuels	6.4%
Healthcare Equipment & Supplies	5.8
Healthcare Providers & Services	5.0
Financial Services	4.8
Specialty Retail	4.7

Industry weightings reflect only long-term investments and are subject to change.

Dryden Small-Cap Core Equity Fund, Inc.	3

Investment Subadviser’s Report

Quantitative Management Associates LLC

Over the 12 months ended October 31, 2005, the Fund’s Class A shares performed slightly better than the S&P Small Cap 600 Index, but significantly better than the Lipper Small-Cap Core Funds Average, a measure of comparable funds’ performance.

The Fund is actively managed with the objective of long-term capital appreciation. We set the operational goal of outperforming the S&P SmallCap 600 Index. To meet this objective, we invest in both rapidly growing and slowly growing companies. This limits our exposure to any particular style of investing and can reduce the Fund’s volatility relative to the S&P SmallCap 600 Index. When selecting the stocks of more rapidly growing companies, we place a heavier emphasis on signals about their future growth prospects. We call these signals “news.” For example, upward revisions in the earnings forecasts of Wall Street analysts characterize many good news situations. We emphasize attractive valuation for slowly growing stocks, and invest more heavily in stocks that are cheaply priced relative to the firms’ earnings prospects and book value. In addition, we consider the tax implications of our trading in an attempt to minimize taxable distributions to the Fund while not sacrificing performance.

During this reporting period, the return of small-cap stocks, as measured by the S&P SmallCap 600 Index, was higher than large-cap stocks, as measured by the S&P 500 Index. However, the stocks of the smaller companies within the S&P SmallCap 600 Index underperformed the Index’s larger companies. The Fund benefited from its modest underweighting in these smaller firms compared with their representation in the Index. In addition, stock emphases among rapidly growing companies augmented the Fund’s return. Upward revisions of analysts’ estimates led us to overweight companies such as Blue Coat Systems (+169.90%), Cerner (+87.04%), and Unit (+41.28%).

Stocks in the S&P SmallCap 600 Index with low price-to-earnings ratios outperformed high price-to-earnings stocks. The Fund’s performance benefited from a modest overweight, on average, in these relatively inexpensive stocks. However, within this group our stock selections did not perform as strongly as expected. For example, the Fund had a larger-than-benchmark position in First Bancorp of Puerto Rico, which became the target of an SEC investigation regarding its accounting practices. Its shares declined nearly 58% over the reporting period. (After the end of the reporting period, we began reducing our position to a benchmark weight.) The Fund’s performance also was hurt by a below-benchmark weight in energy companies. Although our individual stock emphases in this sector performed well, we found most energy stocks to be expensive. Because energy prices rose dramatically over the past year, these stocks performed particularly well despite their high initial valuations, and the Fund’s slight underweight in the sector was a drag on its performance.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Quantitative Management Associates LLC (QMA)

Quantitative Management Associates LLC (QMA), a Prudential Financial company, has been managing assets for institutional and retail clients since 1975. It offers a broad array of investments that include U.S. equity, international equity, and asset allocation funds. QMA uses a disciplined investment process, based upon fundamental data, driven by its quantitative models. It incorporates into its investment process insights gained from its original research and from the seasoned judgment of its portfolio managers and analysts.

Within the JennisonDryden fund family, QMA offers core equity, value equity, equity index, and asset allocation funds.

Core equity funds

QMA manages core equity mutual funds that are designed to outperform a specific index while maintaining similar risk, and are based on the principles of behavioral finance. The Dryden Large-Cap Core Equity and Small-Cap Core Equity Funds also strive to maximize after-tax returns.

Value equity fund

QMA manages the Dryden Strategic Value Fund, a diversified portfolio of attractively priced out-of-favor stocks selected from a broad market index.

Equity index fund

QMA manages the Dryden Stock Index Fund, which is designed to track the performance of the S&P 500 Index.

Asset allocation funds

QMA manages the Dryden Active Allocation Fund, which is designed to outperform a blend of the S&P 500 and Lehman Brothers U.S. Aggregate Bond Indexes. QMA uses a proprietary quantitative model, coupled with the seasoned judgment of investment professionals, to determine the appropriate allocation of stocks and bonds. QMA manages the Fund’s equity segment with the same investment process used in the Dryden core equity funds. Prudential Fixed Income manages the bond segment of the Fund.

QMA oversees the JennisonDryden asset allocation funds in consultation with Ibbotson Associates. The funds consist of JennisonDryden mutual funds in proportions that reflect a targeted level of risk.

Dryden Small-Cap Core Equity Fund, Inc.	5

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2005, at the beginning of the period, and held through the six-month period ended October 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Small-Cap Core Equity Fund, Inc.		Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,124.41	1.46%	$7.82
	Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43

Class B	Actual	$1,000.00	$1,120.99	2.21%	$11.81
	Hypothetical	$1,000.00	$1,014.06	2.21%	$11.22

Class C	Actual	$1,000.00	$1,120.99	2.21%	$11.81
	Hypothetical	$1,000.00	$1,014.06	2.21%	$11.22

Class Z	Actual	$1,000.00	$1,126.08	1.21%	$6.48
	Hypothetical	$1,000.00	$1,019.11	1.21%	$6.16

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2005, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2005 (to reflect the six-month period).

Dryden Small-Cap Core Equity Fund, Inc.	7

This Page Intentionally Left Blank

Portfolio of Investments

as of October 31, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.9%
COMMON STOCKS
CONSUMER DISCRETIONARY 16.2%

Auto & Truck 0.8%
30,800	Fleetwood Enterprises, Inc.(a)	$340,340
8,400	Group 1 Automotive, Inc.(a)	232,176
5,400	Sonic Automotive, Inc.	119,394
9,000	Winnebago Industries, Inc.(b)	263,880

		955,790

Commercial Services & Supplies 0.7%
11,500	Pre-Paid Legal Services, Inc.(b)	492,200
2,000	Strayer Education, Inc.	179,020
5,400	Vertrue, Inc.(a)(b)	203,310

		874,530

Hotels, Restaurants & Leisure 3.6%
900	Buffalo Wild Wings, Inc.(a)	24,696
23,100	CEC Entertainment, Inc.(a)	781,011
28,700	Jack in the Box, Inc.(a)(b)	852,390
25,400	Landry’s Restaurants, Inc.(b)	698,500
5,200	Lone Star Steakhouse & Saloon, Inc.	134,212
39,800	Multimedia Games, Inc.(a)(b)	394,816
9,400	Panera Bread Co.(a)	556,386
5,700	Pinnacle Entertainment, Inc.(a)	108,015
13,100	RARE Hospitality International, Inc.(a)	400,336
22,200	Ryan’s Restaurant Group, Inc.(a)	236,652
11,300	Sonic Corp.(a)	327,022

		4,514,036

Household Durables 3.0%
1,600	Bassett Furniture Industries, Inc.	29,952
15,100	Champion Enterprises, Inc.(a)	209,588
3,600	Ethan Allen Interiors, Inc.	121,752
4,200	Interface, Inc. (Class A)(a)	32,424
3,348	M.D.C. Holdings, Inc.(b)	229,673
3,500	M/I Homes, Inc.	157,150
9,700	Meritage Homes Corp.(a)	604,019
1,600	NVR, Inc.(a)(b)	1,096,800
33,600	Standard Pacific Corp.	1,296,288

		3,777,646

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	9

Portfolio of Investments

as of October 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Internet & Catalog Retail 0.4%
11,900	Insight Enterprises, Inc.(a)	$244,188
16,700	J. Jill Group, Inc.(a)	212,090
1,700	Provide Commerce, Inc.(a)	41,361

		497,639

Leisure Equipment & Products 1.7%
6,400	Movie Gallery, Inc.(b)	44,544
4,800	Nautilus, Inc.(b)	87,024
23,600	Polaris Industries, Inc.	1,064,124
25,093	SCP Pool Corp.(b)	902,595

		2,098,287

Media 0.5%
22,800	ADVO, Inc.	563,160
2,900	Arbitron, Inc.	108,489

		671,649

Specialty Retail 4.7%
7,700	Building Material Holdings Corp.	654,577
2,200	Burlington Coat Factory Warehouse Corp.	84,832
10,000	Cato Corp. (Class A)	199,800
11,900	Dress Barn, Inc.(a)(b)	316,183
21,700	Genesco, Inc.(a)	798,560
20,500	Hibbett Sporting Goods, Inc.(a)(b)	537,715
16,800	JAKKS Pacific, Inc.(a)(b)	308,784
28,100	K-Swiss, Inc. (Class A)	855,645
1,900	Liz Claiborne, Inc.(b)	66,880
40,100	Select Comfort Corp.(a)(b)	878,190
8,200	Stage Stores, Inc.	227,304
38,050	The Men’s Wearhouse, Inc.(a)	939,835
7,600	Too, Inc.(a)	215,916
600	Zale Corp.(a)	16,818

		6,101,039

Textiles, Apparel & Luxury Goods 0.8%
19,300	Brown Shoe Co., Inc.	626,671
7,900	Kellwood Co.	173,089
200	Oxford Industries, Inc.	9,850
15,000	Russell Corp.	202,950

		1,012,560

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

CONSUMER STAPLES 2.8%

Cosmetics & Soaps 0.1%
4,700	Parlux Fragrances, Inc.(a)(b)	$108,852

Food & Drug Retailing 0.6%
1,100	BJ’s Wholesale Club, Inc.(a)	31,328
12,300	Casey’s General Stores, Inc.	265,434
1,900	Great Atlantic & Pacific Tea Co., Inc.(a)(b)	53,371
4,900	Longs Drug Stores Corp.	204,379
6,300	Nash-Finch Co.	195,678
900	NBTY, Inc.(a)	18,009

		768,199

Food Products 1.4%
26,900	Corn Products International, Inc.	640,489
4,425	Flowers-Foods, Inc.	129,653
2,100	J&J Snack Foods Corp.	118,461
2,200	Peet’s Coffee & Tea, Inc.(a)	73,194
400	Pilgrim’s Pride Corp.	12,592
4,400	Ralcorp Holdings, Inc.(a)	171,160
20,700	Sanderson Farms, Inc.	714,357

		1,859,906

Household Products 0.7%
15,900	USANA Health Sciences, Inc.(a)(b)	699,918
4,700	WD-40 Co.	129,391

		829,309
ENERGY 9.1%

Energy Equipment Services 2.7%
2,500	Atwood Oceanics, Inc.(a)	176,050
20,000	Cal Dive International, Inc.(a)	1,230,800
33,038	Cimarex Energy Co.(a)(b)	1,297,052
9,800	Hydril(a)(b)	650,132
1,100	TETRA Technologies, Inc.(a)	30,767

		3,384,801

Oil, Gas & Consumable Fuels 6.4%
1,000	Cabot Oil & Gas Corp.	45,790
14,700	CARBO Ceramics, Inc.	869,652
18,100	Frontier Oil Corp.	667,528
19,800	Harvest Natural Resources, Inc.(a)	191,664

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	11

Portfolio of Investments

as of October 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

2,600	Houston Exploration Co.(a)	$134,030
3,200	Massey Energy Co.(b)	128,224
800	Newfield Exploration Co.(a)	36,264
7,600	Parker Drilling Co.(a)	67,184
800	Petroleum Development Corp.(a)	26,864
6,500	Pogo Producing Co.	328,250
1,700	Remington Oil & Gas Corp.(a)	59,500
6,300	SEACOR Holdings, Inc.(a)	451,269
9,300	Southwestern Energy Co.(a)	674,622
8,900	St. Mary Land & Exploration Co.	302,689
17,000	Stone Energy Corp.(a)	780,300
22,100	Swift Energy Co.(a)	964,886
24,400	Unit Corp.(a)	1,278,560
13,600	Vintage Petroleum, Inc.	705,704
12,900	W-H Energy Services, Inc.(a)	390,870

		8,103,850
FINANCIAL 14.4%

Banking 4.6%
2,300	BankAtlantic Bancorp, Inc. (Class A)	31,947
1,400	Central Pacific Financial Corp.	50,540
2,000	CharterMac	41,100
1,400	Chittenden Corp.	40,278
4,000	Community Bank System, Inc.	95,000
2,300	CVB Financial Corp.	45,333
9,925	Dime Community Bancshares, Inc.	142,920
14,000	East West Bancorp, Inc.	536,060
63,900	First BanCorp (Puerto Rico)	729,738
10,450	First Midwest Bancorp, Inc.	397,309
1,200	First Republic Bank	45,492
14,900	Flagstar Bancorp, Inc.	199,958
6,700	Hudson United Bancorp	277,849
4,900	MAF Bancorp, Inc.	203,546
13,200	PrivateBankcorp, Inc.	448,404
11,390	Provident Bankshares Corp.	397,055
25,648	Republic Bancorp, Inc.	350,095
6,100	Sterling Financial Corp.	152,744
10,600	Susquehanna Bancshares, Inc.	244,754
13,300	TD Banknorth, Inc.	382,907
17,900	The South Financial Group, Inc.	493,503
10,200	United Bankshares, Inc.	372,300
2,700	Whitney Holding Corp.	72,900

		5,751,732

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Consumer Finance 0.2%
9,100	Cash America International, Inc.	$198,926

Financial Services 4.8%
7,300	AmeriCredit Corp.(a)(b)	163,155
15,800	Downey Financial Corp.(b)	963,010
2,300	Financial Federal Corp.	87,814
16,300	FirstFed Financial Corp.(a)	871,887
7,900	Heidrick & Struggles International, Inc.(a)	255,012
22,900	Irwin Financial Corp.	477,923
14,000	Knight Capital Group, Inc. (Class A)(a)	133,980
31,550	New Century Financial Corp.(b)	973,950
26,100	Piper Jaffray Cos., Inc.(a)	896,535
8,233	SWS Group, Inc.	145,806
11,000	UICI	397,320
12,000	Wintrust Financial Corp.	644,160
6,400	World Acceptance Corp.(a)	180,096

		6,190,648

Insurance 2.2%
16,800	American Financial Group, Inc.	574,224
1,800	Delphi Financial Group, Inc. (Class A)	84,312
15,400	LandAmerica Financial Group, Inc.(b)	972,664
3,500	MGIC Investment Corp.	207,340
10,300	Presidential Life Corp.	194,876
6,300	Selective Insurance Group, Inc.	345,933
6,000	Stewart Information Services Corp.	305,580
2,300	The PMI Group, Inc.	91,724

		2,776,653

Real Estate Investment Trusts 2.3%
7,100	American Home Mortgage Investment Corp.	191,913
23,700	Anthracite Capital, Inc.	248,613
7,400	Ashford Hospitality Trust, Inc.	77,700
1,200	Capital Automotive REIT	46,344
12,300	Colonial Properties Trust	537,633
13,500	Commercial Net Lease Realty	261,630
2,400	Entertainment Properties Trust	96,240
52,500	Friedman, Billings, Ramsey Group, Inc. (Class A)(b)	465,675
1,400	Glenborough Realty Trust, Inc.	26,782
29,200	Lexington Corporate Properties Trust	635,976
5,600	Parkway Properties, Inc.	263,256
1,900	Strategic Hotel Capital, Inc.	32,281

		2,884,043

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	13

Portfolio of Investments

as of October 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Thrifts & Mortgage Finance 0.3%
16,000	Fremont General Corp.	$347,040
HEALTHCARE 12.9%

Biotechnology 0.9%
15,000	IDEXX Laboratories, Inc.(a)(b)	1,051,950
10,900	Regeneron Pharmaceuticals, Inc.(a)	136,359

		1,188,309

Healthcare Equipment & Supplies 5.8%
4,900	Advanced Neuromodulation Systems, Inc.(a)(b)	298,851
50,800	American Medical Systems Holdings, Inc.(a)	830,580
9,200	Biosite, Inc.(a)(b)	508,116
5,800	Cytyc Corp.(a)	147,030
7,000	Diagnostic Products Corp.	294,700
1,600	DJ Orthopedics, Inc.(a)	46,528
3,000	Greatbatch, Inc.(a)	78,180
1,600	Haemonetics Corp.(a)	77,520
5,900	ICU Medical, Inc.(a)	205,969
4,700	Immucor, Inc.(a)	121,824
13,800	Invacare Corp.(b)	466,302
11,700	Mentor Corp.(b)	526,500
3,200	OraSure Technologies, Inc.(a)	35,232
2,500	Possis Medical, Inc.(a)	29,650
33,200	Respironics, Inc.(a)	1,190,884
1,600	Somanetics Corp.(a)	48,832
20,700	SurModics, Inc.(a)(b)	818,064
26,200	Sybron Dental Specialties, Inc.(a)	1,123,980
5,800	Thoratec Corp.(a)(b)	114,724
4,200	Vital Signs, Inc.	197,316
4,600	Waters Corp.(a)(b)	166,520

		7,327,302

Healthcare Providers & Services 5.0%
7,600	Amedisys, Inc.(a)(b)	290,396
10,600	AMERIGROUP Corp.(a)	177,232
9,400	AmSurg Corp.(a)	223,250
13,700	Cerner Corp.(a)(b)	1,156,965
20,400	Chemed Corp.(b)	980,832
8,100	CONMED Corp.(a)	194,238
4,900	Cross Country Healthcare, Inc.(a)	89,033
22,400	Odyssey Healthcare, Inc.(a)(b)	387,072
1,800	Owens & Minor, Inc.	53,010

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

5,700	Pediatrix Medical Group, Inc.(a)	$439,242
2,700	Pharmaceutical Product Development, Inc.	155,169
600	Rehabcare Group, Inc.(a)	12,774
15,400	Sierra Health Services, Inc.(a)(b)	1,155,000
27,900	United Surgical Partners International, Inc.(a)(b)	1,000,215

		6,314,428

Pharmaceuticals 1.2%
35,000	Alpharma, Inc. (Class A)	871,150
26,600	Connetics Corp.(a)	346,864
3,700	Cubist Pharmaceuticals, Inc.(a)	74,777
6,300	Medicis Pharmaceutical Corp. (Class A)(b)	185,850

		1,478,641
INDUSTRIALS 18.5%

Aerospace/Defense 1.7%
2,200	AAR Corp.(a)	35,046
24,100	Armor Holdings, Inc.(a)(b)	1,077,511
5,300	Ceradyne, Inc.(a)	207,760
3,900	Curtiss-Wright Corp.	223,665
4,400	DRS Technologies, Inc.(b)	216,744
1,100	Kaman Corp. (Class A)	25,773
11,700	Teledyne Technologies, Inc.(a)	412,542

		2,199,041

Airlines 0.4%
46,000	Mesa Air Group, Inc.(a)(b)	518,880

Building Products 1.7%
4,300	Apogee Enterprises, Inc.	70,434
5,900	ElkCorp	186,617
27,290	Griffon Corp.(a)(b)	600,380
5,500	Hughes Supply, Inc.	183,975
24,600	Lennox International, Inc.	686,094
6,100	Universal Forest Products, Inc.	337,574
600	Watsco, Inc.	34,098

		2,099,172

Commercial Services & Supplies 4.4%
11,400	ABM Industries, Inc.	225,492
25,500	Administaff, Inc.(b)	1,079,160
1,400	ARAMARK Corp. (Class B)	35,588
5,700	Central Parking Corp.	85,386

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	15

Portfolio of Investments

as of October 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

8,600	Herman Miller, Inc.	$235,726
18,500	John H. Harland Co.	769,415
6,600	Mobile Mini, Inc.(a)	308,088
28,100	Mueller Industries, Inc.	773,874
8,700	SOURCECORP, Inc.(a)	197,925
5,000	The Middleby Corp.(a)	362,500
10,100	United Stationers, Inc.(a)	458,237
10,100	URS Corp.(a)	408,343
2,300	Viad Corp.	66,263
2,900	Volt Information Sciences, Inc.(a)	54,520
11,800	Waste Connections, Inc.(a)	393,766
2,500	Watson Wyatt & Co. Holdings	66,250

		5,520,533

Construction & Engineering 0.2%
3,400	EMCOR Group, Inc.(a)	207,400

Diversified Manufacturing Operations 0.5%
17,200	MascoTech, Inc. (Escrow)(a)(g)	0
15,600	Roper Industries, Inc.	588,120

		588,120

Electrical Equipment 1.7%
25,500	Acuity Brands, Inc.	709,155
3,300	Analogic Corp.	154,440
20,550	A.O. Smith Corp.	665,409
5,300	Brady Corp. (Class A)	152,481
3,100	Regal Beloit Corp.	98,673
4,500	Woodward Governor Co.	359,550

		2,139,708

Industrial Conglomerates
1,000	Lydall, Inc.(a)	8,960
1,200	Tredegar Corp.	15,108

		24,068

Machinery 3.3%
11,000	Astec Industries, Inc.(a)	311,960
7,700	Baldor Electric Co.	187,110
1,100	Barnes Group, Inc.	38,500
27,000	Briggs & Stratton Corp.	863,460
2,100	EnPro Industries, Inc.(a)	58,590
1,400	Gardner Denver, Inc.(a)	68,040

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

8,000	IDEX Corp.	$320,160
9,400	JLG Industries, Inc.	360,584
2,400	Lindsay Manufacturing Co.	49,320
9,000	Manitowoc Co.	478,890
12,100	Navistar International Corp.(a)	332,992
600	Oshkosh Truck Corp.	26,136
8,000	Stewart & Stevenson Services, Inc.	190,880
21,700	Toro Co.	792,267
6,000	Wabash National Corp.	110,460

		4,189,349

Trading Companies & Distributors 0.6%
17,750	Applied Industrial Technologies, Inc.	584,863
500	Fastenal Co.(b)	35,065
2,600	MSC Industrial Direct Co., Inc. (Class A)	99,268

		719,196

Transportation Infrastructure 4.0%
18,500	Arkansas Best Corp.(b)	717,060
10,400	EGL, Inc.(a)	291,512
20,600	Forward Air Corp.	730,270
14,700	Kirby Corp.(a)	759,549
31,800	Landstar System, Inc.	1,224,935
3,000	Old Dominion Freight Line(a)	106,170
36,900	SkyWest, Inc.(b)	1,081,539
6,100	Swift Transportation Co., Inc.(a)	111,325

		5,022,360
INFORMATION TECHNOLOGY 16.2%

Communications Equipment 1.6%
2,800	Avocent Corp.(a)	85,848
19,700	Black Box Corp.	790,364
100	Harris Corp.(b)	4,110
29,000	Inter-Tel, Inc.	536,790
3,300	InterDigital Communications Corp.(a)	63,327
9,300	Netgear, Inc.(a)	181,815
9,900	Scientific-Atlanta, Inc.	350,856

		2,013,110

Computer Software & Services 1.6%
1,900	MicroStrategy, Inc. (Class A)(a)(b)	134,710
41,000	Serena Software, Inc.(a)(b)	897,490

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	17

Portfolio of Investments

as of October 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

40,700	Synaptics, Inc.(a)(b)	$945,461
2,000	Synopsys, Inc.(a)	37,900

		2,015,561

Computers & Peripherals 1.1%
34,800	Agilysys, Inc.	519,912
19,800	Hutchinson Technology, Inc.(a)	491,040
8,200	MTS Systems Corp.	327,672

		1,338,624

Electronic Equipment & Instruments 2.9%
7,300	CDW Corp.(b)	411,355
12,400	Checkpoint Systems, Inc.(a)	297,600
12,800	Cognex Corp.	365,824
1,800	CTS Corp.	21,204
4,100	Fargo Electronics, Inc.(a)	77,244
5,900	Global Imaging Systems, Inc.(a)	210,099
2,200	Itron, Inc.(a)	95,612
2,500	Komag, Inc.(a)	67,050
14,500	Mercury Computer Systems, Inc.(a)	275,355
6,300	Methode Electronics, Inc. (Class A)	64,638
12,100	National Instruments Corp.	289,190
1,400	Park Electrochemical Corp.	35,140
27,400	Paxar Corp.(a)	470,458
37,800	Power Integrations, Inc.(a)	797,958
300	ScanSource, Inc.(a)	16,992
7,100	Technitrol, Inc.	119,422
2,300	Trimble Navigation Ltd.(a)	66,401

		3,681,542

Internet 0.3%
8,500	Blue Coat Systems, Inc.(a)	399,415

Internet Services 0.9%
34,500	Digital Insight Corp.(a)	1,029,135
1,000	Websense, Inc.(a)	59,080

		1,088,215

IT Consulting & Services 2.6%
36,500	Bell Microproducts, Inc.(a)	251,485
41,900	eFunds Corp.(a)	864,397
25,200	Global Payments, Inc.	1,079,820
38,200	Internet Security Systems, Inc.(a)(b)	940,866

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

1,300	MAXIMUS, INC.	$47,125
19,300	Pegasus Solutions, Inc.(a)	163,664

		3,347,357

Semiconductor Equipment & Products 1.0%
1,200	Coherent, Inc.(a)	35,532
1,600	Cohu, Inc.	37,056
27,700	DSP Group, Inc.(a)	680,866
28,900	Exar Corp.(a)	363,851
1,300	Microsemi Corp.(a)	30,121
5,200	Photronics, Inc.(a)	93,600

		1,241,026

Semiconductors & Semiconductor Equipment 1.7%
10,500	Cirrus Logic, Inc.(a)	68,880
28,800	Cymer, Inc.(a)	1,003,680
21,000	Kopin Corp.(a)	118,650
14,200	Kulicke & Soffa Industries, Inc.(a)	89,034
25,100	Micrel, Inc.(a)	251,000
41,200	Veeco Instruments, Inc.(a)	654,668

		2,185,912

Software 2.5%
1,800	Advent Software, Inc.(a)	55,296
12,400	ANSYS, Inc.(a)	462,024
10,200	Ciber, Inc.(a)	65,076
5,400	FactSet Research Systems, Inc.	189,378
14,200	Filenet Corp.(a)	399,730
2,400	Gerber Scientific, Inc.(a)	18,984
27,000	JDA Software Group, Inc.(a)	436,590
1,050	Kronos, Inc.(a)(b)	48,153
8,500	Magma Design Automation, Inc.(a)	73,780
3,400	Manhattan Associates, Inc.(a)(b)	75,514
9,600	ManTech International Corp.(a)	265,920
1,300	Open Solutions, Inc.(a)	27,833
36,200	Radiant Systems, Inc.(a)	411,232
1,200	SPSS, Inc.(a)	27,360
10,400	Take-Two Interactive Software, Inc.(a)(b)	214,760
7,000	TALX Corp.	276,710
7,400	Verity, Inc.(a)	73,630

		3,121,970

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	19

Portfolio of Investments

as of October 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

MATERIALS 5.8%

Chemicals 1.1%
28,700	Georgia Gulf Corp.	$835,170
11,200	MacDermid, Inc.	313,600
1,100	OM Group, Inc.(a)	17,578
22,500	PolyOne Corp.(a)	129,825
11,400	Wellman, Inc.	74,556

		1,370,729

Construction Materials 0.9%
17,475	Florida Rock Industries, Inc.	994,327
2,100	Martin Marietta Materials, Inc.	165,711

		1,160,038

Containers & Packaging 0.3%
20,800	Caraustar Industries, Inc.(a)	181,584
6,900	Chesapeake Corp.	138,966

		320,550

Metals & Mining 3.1%
8,600	Carpenter Technology Corp.	518,580
29,100	Century Aluminum Co.(a)	529,038
26,100	Commercial Metals Co.	829,719
16,850	Quanex Corp.	975,784
17,250	Reliance Steel & Aluminum Co.(b)	983,595
5,000	Steel Technologies, Inc.	131,050

		3,967,766

Paper & Forest Products 0.4%
11,800	Buckeye Technologies, Inc.(a)	88,500
26,200	Rock-Tenn Co. (Class A)	363,394
2,000	Schweitzer-Mauduit International, Inc.	48,440

		500,334
TELECOMMUNICATION SERVICES

Diversified Telecommunication Services
1,600	Commonwealth Telephone Enterprises, Inc.	57,424
UTILITIES 4.0%

Electric Utilities 0.5%
10,000	Alliant Energy Corp.	264,500
1,300	Central Vermont Public Service Corp.	20,826

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

4,900	Cleco Corp.	$103,880
4,700	El Paso Electric Co.(a)	101,755
6,300	Westar Energy, Inc.	139,230

		630,191

Gas Utilities 3.0%
42,700	Atmos Energy Corp.	1,123,010
32,400	Energen Corp.	1,218,240
3,100	Laclede Group, Inc.	92,690
7,700	Northwest Natural Gas Co.	266,420
1,900	Piedmont Natural Gas Co.(b)	44,954
8,000	Southwest Gas Corp.	218,080
37,700	UGI Corp.	889,720

		3,853,114

Multi-Utilities & Unregulated Power 0.2%
13,100	Avista Corp.	229,512
1,326	Southern Union Co.(a)	31,180

		260,692

Water Utilities 0.3%
11,200	American States Water Co.	351,008

	Total long-term investments (cost $101,108,995)	126,148,220

Principal Amount (000)
SHORT-TERM INVESTMENTS 24.7%
$ 50	U.S. Government Security United States Treasury Bill 3.75%, 12/15/05(c)(d) (cost $49,794)	49,781

Shares

Money Market Mutual Fund 24.7%
31,199,417	Dryden Core Investment Fund - Taxable Money Market Series (cost $31,199,417; includes $30,827,252 of cash collateral received for securities on loan) (Note 3)(e)(f)	31,199,417

	Total short-term investments (cost $31,249,211)	31,249,198

	Total Investments 124.6% (cost $132,358,206; Note 5)	157,397,418
	Liabilities in excess of other assets(h) (24.6%)	(31,029,825)

	Net Assets 100.0%	$126,367,593

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	21

Portfolio of Investments

as of October 31, 2005 Cont’d.

(a)	Non-income producing security.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $30,592,934; cash collateral of $30,827,252 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(c)	All or portion of security segregated as collateral for financial futures contracts.
(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(g)	As of October 31, 2005, one security representing $0 and 0% of the total market value of the portfolio was fair valued in accordance with the policies adopted by the Board of Directors.
(h)	Includes net unrealized appreciation on financial futures as follows:

Open future contracts outstanding at October 31, 2005:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2005	Unrealized Appreciation
	Long Position:
1	Russell 2000 Index Futures	Dec. 2005	$323,750	$324,600	$850

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2005 was as follows:

Short-Term Investments (including 24.4% of collateral received for securities on loan)	24.7%
Consumer	19.0
Industrials	18.5
Technology	16.2
Financial	14.4
Healthcare	12.9
Energy	9.1
Basic Materials	5.8
Utilities	4.0

124.6
Liabilities in excess of other assets	(24.6)

100.0%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	23

Statement of Assets and Liabilities

as of October 31, 2005

Assets
Investments at value, including securities on loan of $30,592,934:
Unaffiliated investments (cost $101,158,789)	$126,198,001
Affiliated investments (cost $31,199,417)	31,199,417
Cash	24,168
Receivable for Fund shares sold	370,951
Dividends and interest receivable	68,497
Prepaid expenses	10,310
Due from broker—variation margin	9,414

Total assets	157,880,758

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	30,827,252
Payable for Fund shares reacquired	334,574
Accrued expenses	185,339
Management fee payable	62,683
Transfer agent fee payable	57,924
Distribution fee payable	43,978
Deferred directors’ fees	1,415

Total liabilities	31,513,165

Net Assets	$126,367,593

Net assets were comprised of:
Common stock, at par	$7,621
Paid-in capital in excess of par	115,147,823

115,155,444
Accumulated net investment loss	(1,415)
Accumulated net realized loss on investment transactions	(13,826,498)
Net unrealized appreciation on investments	25,040,062

Net assets, October 31, 2005	$126,367,593

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($88,163,150 ÷ 5,243,029 shares of common stock issued and outstanding)	$16.82
Maximum sales charge (5.50% of offering price)	.98

Maximum offering price to public	$17.80

Class B
Net asset value, offering price and redemption price per share ($18,937,209 ÷ 1,195,704 shares of common stock issued and outstanding)	$15.84

Class C
Net asset value, offering price and redemption price per share ($12,055,657 ÷ 761,137 shares of common stock issued and outstanding)	$15.84

Class Z
Net asset value, offering price and redemption price per share ($7,211,577 ÷ 420,725 shares of common stock issued and outstanding)	$17.14

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	25

Statement of Operations

Year Ended October 31, 2005

Net Investment Loss
Income
Unaffiliated dividends (net of foreign withholding taxes of $978)	$1,015,203
Affiliated income from securities loaned, net	100,998
Affiliated dividend income	69,162
Interest	800

Total income	1,186,163

Expenses
Management fee	665,873
Distribution fee—Class A	162,461
Distribution fee—Class B	290,249
Distribution fee—Class C	105,754
Transfer agent’s fees and expenses (including affiliated expenses of $162,000) (Note 3)	190,000
Custodian’s fees and expenses	152,000
Reports to shareholders	103,000
Registration fees	63,000
Legal fees and expenses	59,000
Audit fee	17,000
Directors’ fees	15,000
Insurance	3,000
Miscellaneous	11,056

Total expenses	1,837,393

Net investment loss	(651,230)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	16,872,621
Financial futures transactions	172,479

17,045,100

Net change in unrealized appreciation/depreciation on:
Investments	(1,688,114)
Financial futures contracts	(49,400)

(1,737,514)

Net gain on investments	15,307,586

Net Increase In Net Assets Resulting From Operations	$14,656,356

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(651,230)	$(691,180)
Net realized gain on investment transactions	17,045,100	13,440,338
Net change in unrealized appreciation/depreciation on investments	(1,737,514)	1,092,448

Net increase in net assets resulting from operations	14,656,356	13,841,606

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	36,830,440	13,935,398
Cost of shares reacquired	(22,697,689)	(19,522,799)

Net increase (decrease) in net assets from Fund share transactions	14,132,751	(5,587,401)

Total increase	28,789,107	8,254,205

Net Assets
Beginning of year	97,578,486	89,324,281

End of year	$126,367,593	$97,578,486

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	27

Notes to Financial Statements

Dryden Small-Cap Core Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. Investment operations commenced on November 10, 1997.

The Fund’s investment objective is to seek long-term capital appreciation. It invests primarily in equity securities of small-cap U.S. companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter are valued at market value using prices provided by an independent pricing agent or principal market maker. Future contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates.

28	Visit our website at www.jennisondryden.com

Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially,

Dryden Small-Cap Core Equity Fund, Inc.	29

Notes to Financial Statements

Cont’d

the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividend or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on an accrual basis. The Fund amortizes premiums and discounts on purchases of debt securities as adjustments to interest income.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined are in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

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Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the sub-advisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received approximately $108,700 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2005. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2005, it received approximately $35,700 and $1,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

Dryden Small-Cap Core Equity Fund, Inc.	31

Notes to Financial Statements

Cont’d

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“The Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2005, the Fund incurred approximately $50,900 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the Fund’s security lending agent. For the year ended October 31, 2005, PIM has been compensated approximately $39,500 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

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Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2005 were $114,980,450 and $98,828,152 respectively.

As of October 31, 2005, the Fund had securities on loan with an aggregate market value of $30,592,934. The Fund received $30,827,252 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par and accumulated net investment loss. For the year ended October 31, 2005, the adjustments were to decrease accumulated net investment loss and paid-in-capital in excess of par by $649,815 due to a net operating loss. Net investment loss, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation as of October 31, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$132,455,738	$28,600,001	$3,658,321	$24,941,680

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

There were no distributions paid during the years ended October 31, 2005 and October 31, 2004.

As of October 31, 2005, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis.

As of October 31, 2005, the Fund had a capital loss carryforward for tax purposes of approximately $13,728,100 of which $6,029,400 expires in 2007 and $7,698,700 expires in 2008. During the year ended October 31, 2005, the Fund utilized approximately $16,981,400 of its prior year capital loss carryforward. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Dryden Small-Cap Core Equity Fund, Inc.	33

Notes to Financial Statements

Cont’d

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 500 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2005:
Shares sold	1,543,896	$25,876,449
Shares reacquired	(841,475)	(13,679,582)

Net increase (decrease) in shares outstanding before conversion	702,421	12,196,867
Shares issued upon conversion from Class B	2,547,393	40,702,883

Net increase (decrease) in shares outstanding	3,249,814	$52,899,750

Year ended October 31, 2004:
Shares sold	440,892	$6,126,054
Shares reacquired	(411,872)	(5,546,758)

Net increase (decrease) in shares outstanding before conversion	29,020	579,296
Shares issued upon conversion from Class B	36,248	500,211

Net increase (decrease) in shares outstanding	65,268	$1,079,507

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Class B	Shares	Amount
Year ended October 31, 2005:
Shares sold	280,776	$4,272,228
Shares reacquired	(366,541)	(5,591,231)

Net increase (decrease) in shares outstanding before conversion	(85,765)	(1,319,003)
Shares reacquired upon conversion into Class A	(2,689,522)	(40,702,883)

Net increase (decrease) in shares outstanding	(2,775,287)	$(42,021,886)

Year ended October 31, 2004:
Shares sold	199,384	$2,563,254
Shares reacquired	(762,873)	(9,880,002)

Net increase (decrease) in shares outstanding before conversion	(563,489)	(7,316,748)
Shares reacquired upon conversion into Class A	(38,079)	(500,211)

Net increase (decrease) in shares outstanding	(601,568)	$(7,816,959)

Class C
Year ended October 31, 2005:
Shares sold	271,312	$4,154,073
Shares reacquired	(160,358)	(2,451,102)

Net increase (decrease) in shares outstanding	110,954	$1,702,971

Year ended October 31, 2004:
Shares sold	92,474	$1,195,389
Shares reacquired	(165,637)	(2,113,208)

Net increase (decrease) in shares outstanding	(73,163)	$(917,819)

Class Z
Year ended October 31, 2005:
Shares sold	154,752	$2,527,690
Shares reacquired	(58,495)	(975,774)

Net increase (decrease) in shares outstanding	96,257	$1,551,916

Year ended October 31, 2004:
Shares sold	290,817	$4,050,701
Shares reacquired	(142,311)	(1,982,831)

Net increase (decrease) in shares outstanding	148,506	$2,067,870

Dryden Small-Cap Core Equity Fund, Inc.	35

Financial Highlights

Class A
Year Ended October 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.55

Income (loss) from investment operations:
Net investment loss	(.05)
Net realized and unrealized gain (loss) on investment transactions	2.32

Total from investment operations	2.27

Net asset value, end of year	$16.82

Total Return(b):	15.60%
Ratios/Supplemental Data:
Net assets, end of year (000)	$88,163
Average net assets (000)	$64,984
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.40%
Expenses, excluding distribution and service (12b-1) fees	1.15%
Net investment loss	(.32)%
For Class A, B, C and Z shares:
Portfolio turnover rate	90%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended October 31,
2004(a)	2003	2002(a)	2001(a)

$12.46	$9.21	$9.36	$9.98

(.03)	(.05)	(.06)	(.08)
2.12	3.30	(.09)	(.54)

2.09	3.25	(.15)	(.62)

$14.55	$12.46	$9.21	$9.36

16.77%	35.29%	(1.60)%	(6.21)%

$28,992	$24,020	$19,707	$20,662
$25,050	$20,487	$23,299	$22,881

1.31%	1.37%	1.32%	1.50%
1.06%	1.12%	1.07%	1.25%
(.22)%	(.44)%	(.57)%	(.81)%

59%	41%	44%	75%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	37

Financial Highlights

Cont’d

Class B
Year Ended October 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.80

Income (loss) from investment operations:
Net investment loss	(.16)
Net realized and unrealized gain (loss) on investment transactions	2.20

Total from investment operations	2.04

Net asset value, end of year	$15.84

Total Return(b):	14.78%
Ratios/Supplemental Data:
Net assets, end of year (000)	$18,937
Average net assets (000)	$29,025
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.15%
Expenses, excluding distribution and service (12b-1) fees	1.15%
Net investment loss	(1.10)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2004(a)	2003	2002(a)	2001(a)

$11.91	$8.87	$9.08	$9.77

(.13)	(.12)	(.13)	(.15)
2.02	3.16	(.08)	(.54)

1.89	3.04	(.21)	(.69)

$13.80	$11.91	$8.87	$9.08

15.87%	34.27%	(2.31)%	(7.06)%

$54,813	$54,465	$47,215	$52,736
$55,145	$47,708	$56,876	$59,654

2.06%	2.12%	2.07%	2.25%
1.06%	1.12%	1.07%	1.25%
(1.00)%	(1.19)%	(1.32)%	(1.56)%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	39

Financial Highlights

Cont’d

Class C
Year Ended October 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.80

Income (loss) from investment operations:
Net investment loss	(.17)
Net realized and unrealized gain (loss) on investment transactions	2.21

Total from investment operations	2.04

Net asset value, end of year	$15.84

Total Return(b):	14.78%
Ratios/Supplemental Data:
Net assets, end of year (000)	$12,056
Average net assets (000)	$10,575
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.15%
Expenses, excluding distribution and service (12b-1) fees	1.15%
Net investment loss	(1.11)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2004(a)	2003	2002(a)	2001(a)

$11.91	$8.87	$9.08	$9.77

(.13)	(.12)	(.13)	(.15)
2.02	3.16	(.08)	(.54)

1.89	3.04	(.21)	(.69)

$13.80	$11.91	$8.87	$9.08

15.87%	34.27%	(2.31)%	(7.06)%

$8,975	$8,616	$7,355	$6,819
$8,656	$7,397	$8,066	$7,514

2.06%	2.12%	2.07%	2.25%
1.06%	1.12%	1.07%	1.25%
(.99)%	(1.19)%	(1.32)%	(1.56)%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	41

Financial Highlights

Cont’d

Class Z
Year Ended October 31, 2005(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.79

Income (loss) from investment operations:
Net investment income (loss)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.37

Total from investment operations	2.35

Net asset value, end of year	$17.14

Total Return(b):	15.89%
Ratios/Supplemental Data:
Net assets, end of year (000)	$7,212
Average net assets (000)	$6,394
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.15%
Expenses, excluding distribution and service (12b-1) fees	1.15%
Net investment income (loss)	(.09)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,
2004(a)	2003	2002(a)	2001(a)

$12.64	$9.32	$9.44	$10.05

.01	(.02)	(.03)	(.06)
2.14	3.34	(.09)	(.55)

2.15	3.32	(.12)	(.61)

$14.79	$12.64	$9.32	$9.44

17.01%	35.62%	(1.27)%	(6.07)%

$4,798	$2,223	$1,679	$1,667
$3,332	$1,827	$2,078	$1,686

1.06%	1.12%	1.07%	1.25%
1.06%	1.12%	1.07%	1.25%
.08%	(.19)%	(.32)%	(.56)%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	43

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Dryden Small-Cap Core Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Dryden Small-Cap Core Equity Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended October 31, 2004, were audited by another independent registered public accounting firm, whose report dated December 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2005

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005(3) Oversees 88 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 1997(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001) of Gannett Co., Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co., Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1997(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Dryden Small-Cap Core Equity Fund, Inc.	45

Robin B. Smith (66), Director since 1997(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992); Director (since January 2005) of The High Yield Plus Fund, Inc.

Stephen G. Stoneburn (62), Director since 2003(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Director since 1997(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Director since 1997(3) Oversees 157 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (52), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

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Deborah A. Docs (47), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Marina Belaya (38), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; formerly Associate (September 2002-March 2005) at Schutle, Roth & Zabel LLP.

Claudia DiGiacomo (31), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of Prudential Investments LLC; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Maryanne Ryan (41), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC. Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of Prudential Investments LLC.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jack Benintende (41), Acting Treasurer since 2005(3)

Vice President (since June 2000) within Prudential Mutual Fund Administration; Assistant Treasurer (since September 2004) of The High Yield Plus Fund, Inc.; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser(s) or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Dryden Small-Cap Core Equity Fund, Inc.	47

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust and Prudential’s Gibraltar Fund.

48	Visit our website at www.jennisondryden.com

Approval of Advisory Agreements

On May 24, 2005, the Board of Directors (the “Board”) of Dryden Small-Cap Core Equity Fund. Inc. (the “Fund”), including all of the Independent Directors, met and approved the continuance of the management and subadvisory agreements for the Fund for an interim period ending July 31, 2005. Subsequently, at its meeting on June 23, 2005, the Board, including a majority of the Independent Directors, approved the continuance of the management and subadvisory agreements for the Fund through July 31, 2006.

In advance of the meeting, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of Prudential Investments LLC (“PI”) and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Quantitative Management Associates LLC (“QMA”), which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged, and such other matters as the Directors considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of Fund accounting, recordkeeping, compliance, and other services to the Fund. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

Dryden Small-Cap Core Equity Fund, Inc.

Approval of Advisory Agreement (continued)

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden Small-Cap Core Equity Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile over one-year and three-year periods, and performance that was in the second quartile over a five-year period in relation to the group of comparable funds in a peer universe (the “Peer Universe”). In addition, the Board noted that the Fund outperformed in comparison to the Fund’s benchmark index, the Russell 2000 Index.

The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses

The Board considered the management fee for the Fund as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper Inc.

The Fund’s contractual and actual management fee of 0.600% ranked in the first quartile in its Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

Visit our website at www.jennisondryden.com

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. In light of the Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included the ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Dryden Small-Cap Core Equity Fund, Inc.

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	9.18%	9.74%	6.19%
Class B	9.78	10.01	6.14
Class C	13.78	10.15	6.14
Class Z	15.89	11.27	7.21

Average Annual Total Returns (Without Sales Charges) as of 10/31/05
	One Year	Five Years	Since Inception
Class A	15.53%	10.99%	6.95%
Class B	14.78	10.15	6.14
Class C	14.78	10.15	6.14
Class Z	15.89	11.27	7.21

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 11/10/97.

The graph compares a $10,000 investment in the Dryden Small-Cap Core Equity Fund, Inc. (Class A shares) with a similar investment in the S&P SmallCap 600 Index by portraying the initial account values at the commencement of operations of Class A shares (November 10, 1997) and the account values at the end of the current fiscal year (October 31, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It gives a broad look at how small-cap stock prices in the United States have performed. The S&P SmallCap 600 Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the S&P SmallCap 600 Index may differ substantially from the securities in the Fund. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase, in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Small-Cap Core Equity Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Jack Benintende, Acting Treasurer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary •
Marina Belaya, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Small-Cap Core Equity Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website (www.jennisondryden.com) as of the end of each month within approximately 30 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Small-Cap Core Equity Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PQVAX	PQVBX	PQVCX	PSQZX
CUSIP	26249A103	26249A202	26249A301	26249A400

MF176E    IFS-A112578    Ed. 12/2005

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2005 and October 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $16,700 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax Compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2005 was $51,000. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2004 was $33,500.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	– Audit Committee of Listed Registrants – Not applicable.

Item 6	– Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	– Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	– Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	– Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	– Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Small-Cap Core Equity Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	December 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	December 22, 2005

By (Signature and Title)*	/s/ Jack Benintende
Jack Benintende Acting Treasurer and Principal Financial Officer

Date	December 22, 2005

*	Print the name and title of each signing officer under his or her signature.